                                                                  Exhibit 10.4

                               ELECSYS CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), is made as of
January 30, 2002, by and among Elecsys Corporation, a Kansas corporation (the
"Company"), and Chris I. Hammond, William D. Cook, and Larry C. Klusman
(collectively, the "Investors").

         WHEREAS, pursuant to the promissory note executed by DCI, Inc. in favor of the Investors dated January 31, 2002 (the "Promissory Note"), the Investors
have acquired conversion rights pursuant to which they may convert the outstanding balance of the Promissory Note into shares of common stock of the
Company (the "Converted Shares"); and

         WHEREAS, the Investors wish to obtain and the Company wishes to grant registration rights for the Converted Shares.

         NOW THEREFORE, in consideration of the agreements set forth herein, the
Company and the Investors agree as follows:

     Section 1. Definitions. The following terms shall have the following meanings:

               (a) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

               (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

               (c) "Holder" means any Investor holding outstanding Registrable
          Securities.

               (d) "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

               (e) "Registrable Securities" means all of the following to the extent the same have not been sold to the public (i) Converted Shares;
          (ii) stock issued in respect of the stock referred to in (i) as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

               (f) "Securities Act" means the Securities Act of 1933, as
          amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

               (g) "Rule 144" means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.

               (h) "Rule 144A" means Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144.

          Section 2. Piggyback Registration.

               (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to securities (or securities underlying such securities) issued to an employee or employees in connection with services provided to the Company, a registration relating solely to a
          Securities Act Rule 145 transaction, a registration relating solely to the sale of debt or convertible debt instruments, or a registration on any form (other than Form SB-1, SB-2, S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                    i. give to each Holder written notice thereof as soon as
               practicable prior to filing the registration statement; and

                    ii. include in such registration and in any underwriting
               involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection (b) below.

               (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 2(a)(i). In such event, the right of any Holder to registration pursuant to this
          Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable
          Securities in the underwriting to the extent provided herein. All
          Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.
          Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting (provided that no shares held by officers and directors of the Company, other than
          Registrable Securities that may be owned by officers and directors, are included in the registration and underwriting). The Company shall so advise all Holders, and the number of shares of Registrable
          Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders, in proportion, as nearly as practicable, to the respective amounts of
          Registrable Securities offered for sale by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of
          Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the
          Company shall offer to all Holders who have included Registrable
          Securities in the registration the right to include additional
          Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     Section 3. Registration Procedures. (a) In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each
Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. The Company will use reasonable efforts to:

               i. keep such registration pursuant to Sections 2 continuously effective for such reasonable period as necessary to permit the Holder or Holders to complete the distribution described in the registration statement relating thereto, but in no event for periods of more than
          90 days;

               ii. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for the applicable period of time specified in Section
          3(a)(i) above;

               iii. furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

               iv. obtain the withdrawal of any order suspending the
          effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

               v. register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective for the applicable period specified in Section 3(a)(i) above;

               vi. cause all Registrable Securities covered by such
          registrations to be listed on each securities exchange, including
          NASDAQ, on which similar securities issued by the Company are then listed;

               vii. cause its accountants to issue to the underwriter, if any, or the Holders, if there is no underwriter, comfort letters and updated versions thereof, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings;

               viii. enter into such customary agreements (including
          underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities
          (including, without limitation, effecting a stock split or a combination of shares);

               ix. if the offering is underwritten, comply with the request of any Holder of Registrable Securities to furnish on the date that
          Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such
          registration, addressed to the underwriters and to such Holder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein), and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the
          Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities
          Act;

               x. notify each Holder, at any time a prospectus covered by such registration statement is required to be delivered under the
          Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               xi. take such other actions as shall be requested by any
          underwriter or Holder that is reasonably necessary to obtain effectiveness of the registration statement.

          (b) Notwithstanding anything in the Agreement to the contrary, if, after a registration statement becomes effective, the Company advises the holders of registered shares that the Company considers it appropriate for the registration statement to be amended, the holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The 90-day time period referred to in 3(a)(i) above during which the registration statement must be kept current after its effective date shall be extended for an additional

     number of business days equal to the number of business days during which the rights to sell shares was suspended pursuant to the preceding sentence, but in no event will the company be required to update the registration statement after the first anniversary of the date hereof.

          (c) So long as the Company is publicly traded on a nationally recognized exchange, the Company agrees to make and keep public information available, as those terms are understood and defined in Rule 144 and Rule
     144A.

     Section 4. Indemnification.

          (a) In the event of a registration of any of the Registrable
     Securities under the Securities Act pursuant to Section 3, the Company will indemnify and hold harmless each Holder of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon information furnished to the Company by any Holder or underwriter in writing specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the
     Securities Act, and each other Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof)
     arising out of or based on any untrue statement (or alleged statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission)
     to state therein a material fact required to be stated therein or necessary to make the

     statements therein not misleading, and will reimburse the Company, such
     Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Holder in writing specifically for use therein.

          (c) Each party entitled to indemnification under this Section 4 (the
     "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified
     Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party.
     No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such
     Indemnified Party of a full and unconditional release from all liability in respect of such claim or litigation.

          (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the Holders, the Company and the underwriters in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the
     Registrable Securities included in the public offering;

          (e) If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent,

     knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) Survival of Indemnity. The indemnification provided by this
     Section 4 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this
     Agreement.

     Section 5. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any common stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from the effective date of such registration as the Company and the underwriters may specify, but in no event beyond six (6) months.

     Section 6. Obligations of the Holders. If any of the Registrable Securities
are included in any registration pursuant to this Agreement, each Holder shall take such actions and furnish the Company with such information regarding and relating to the distribution of the Registrable Securities as the Company may
from time to time reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement, including, without limitation, the following: (i) enter into an appropriate underwriting agreement containing terms and provisions then customary in agreements of that nature and cause each underwriter of the Registrable
Securities to be sold that is selected by the Holder to agree in writing with the Company to provisions with respect to indemnification and contribution that are substantially the same as set forth in Section 4 hereof; (ii) enter into such custody agreements, powers of attorney, and related documents at such time and on such terms and conditions as may then be customarily required in connection with such offering; and (iii) distribute the Registrable Securities only in accordance with and in the manner of the distribution contemplated by the applicable registration statement and prospectus. In addition, the Holders shall notify the Company of any request by the Commission or any state securities commission or agency for additional information or for such registration statement or prospectus to be amended or supplemented.

     Section 7. Expenses of Registration. The Holders shall bear all of their legal, accounting and underwriting expenses and commissions incurred in connection with a registration pursuant to this Agreement including any registration fees related to the Registrable Securities incurred in connection with any such registration or exchange listing; such expenses shall not include the Company's legal or investment banking fees, salaries of the Company personnel or general overhead expenses of the Company, auditing, or any other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the
Company would have incurred in any event. The Company shall not, under any circumstances, be required in connection with a registration hereunder, to (i)
conduct any road shows or similar sales efforts for the Holders, or (ii) pay any expenses of the Holders for any road shows or similar sales efforts.

     Section 8. Certificate Legends.

          (a) Future Events. The Company will notify the Holder participating in a registration of the occurrence of any of the following events, and when so notified, each Holder will immediately discontinue any disposition of the Registrable Securities until notified by the Company that the event is no longer applicable:

               i. the issuance by the Commission or any state securities
          commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose (in which case the Company will make reasonable effort to obtain the withdrawal of any such order or the cessation of any such proceedings); or

               ii. the existence of any fact which makes untrue any material statement made in the registration statement or prospectus or any document incorporated therein by reference or which requires the making of any changes in the registration statement or prospectus or any document incorporated therein by reference in order to make the statements therein not misleading (in which case the Company will make reasonable effort to amend the applicable document to correct the deficiency).

     Section 9. Information by Holder. The Holder or Holders of Registrable
Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration referred to herein.

     Section 10. Termination of Rights. All rights of any particular
Holder under this Agreement shall terminate at 5:00 P.M. Central time on January
31, 2004.

     Section 11. Representations and Warranties of the Company. The Company
represents and warrants to the Holders as follows:

          (a) The execution, delivery and performance of this Agreement by the
     Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the
     Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

     Section 12. Miscellaneous.

          (a) Amendments. This Agreement may be amended only by a writing signed by the Company and the Holders of more than 51% of the Registrable
     Securities, as constituted from time to time. The Holders hereby consent to future amendments to this Agreement that permit future investors to be made parties hereto and to become Holders of Registrable Securities; provided, however, that no such future amendment may materially impair the rights of the Holders hereunder without obtaining the requisite consent of the
     Holders, as set forth above. For purposes of this Section, Registrable
     Securities held by the Company or beneficially owned by any officer or employee of the Company shall be disregarded and deemed not to be outstanding.

          (b) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

          (c) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and may be sent by facsimile transmission (with written confirmation of successful transmission), by registered or certified mail, postage prepaid, or delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing pursuant to this Section, or (b)
     if to the Company, to the Company's then current executive office address, or at such other address as the Company shall have furnished to the Holders pursuant to this Section. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by registered or certified mail or facsimile transmission, upon its receipt.

          (d) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (e) Specific Performance. The parties hereto acknowledge that they will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon any breach threatened, breach of the terms, covenants or conditions of this Agreement by any party hereto, the other party shall, in addition to all other remedies, be entitled to a temporary permanent injunction, without showing any actual damage or posting any bond, or a decree for specific performance, in accordance with the provisions hereof.

          (f) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Kansas without regard to principles of conflict of law.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            ELECSYS CORPORATION

                                         By:
                                                -----------------------------
                                         Name:
                                                -----------------------------
                                         Title:
                                                -----------------------------

                                          -----------------------------
                                          CHRIS I. HAMMOND

                                          --------------------------------
                                          LARRY C. KLUSMAN

                                          ---------------------------------
                                          WILLIAM D. COOK